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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


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     (AS PERMITTED BY RULE 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material under (S)240.14a-12


                            Wells Fargo Funds Trust
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               (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                            The Cooke & Bieler Funds
                                P. O. Box 219009
                           Kansas City, MO 64121-9009
                                 1-800-336-7031
                              www.cooke-bieler.com

June 18, 2004

Dear Valued Shareholder:

You were recently mailed proxy materials for the proposed reorganization of the C&B Portfolios into the Wells Fargo Funds(R) family. If you have not received this important information or if you have any questions, please contact us at
(866) 800-4342.

The Board of Trustees for the C&B Portfolios (the "Portfolios") has unanimously approved this reorganization and recommends that you vote to approve it. Please review the proxy materials and voting instructions carefully, as your vote is important.

Cooke & Bieler, L.P. will remain an independently owned investment advisory firm. If shareholders approve the reorganization, Cooke & Bieler will continue to be responsible for the day-to-day management of the Portfolios under a new sub-advisory agreement with Wells Fargo Funds Management, LLC. There will be no change in the portfolio management style or personnel managing the Portfolios as a result of the reorganization. The proposed reorganization enables us to focus our efforts exclusively on our strength--research and investment management.

Pending shareholder approval of the reorganization, your existing C&B share class will be converted to the D class shares of a corresponding Wells Fargo Fund on or about July 16, 2004. However, based on your current account value, your account will qualify for Select class shares of the corresponding Wells Fargo Fund. The Select class shares will have a lower expense ratio than the Class D shares. Therefore, Wells Fargo Funds will have your account converted from Class D shares to Select class shares immediately after the reorganization. You will receive a prospectus for the new share class shortly after the reorganization is completed.

We are excited about the benefits this proposed reorganization will bring to C&B shareholders. Wells Fargo Funds offers a significantly greater distribution network, which should enhance the viability of the Portfolios through increased sales, enhanced market presence and improved operating efficiencies. The reorganization of the Portfolios will provide you access to a broader lineup of diversified product offerings and investment management capabilities along with increased investor services.

If you do not wish to have your account converted to the Select class shares, please notify us in writing at the above address by July 10, 2004. If we do not hear from you, we will instruct Wells Fargo Funds to convert your account accordingly.

We appreciate your confidence in Cooke & Bieler and thank you for your investment in the C&B Portfolios. We look forward to continuing this valued relationship.

                                   Sincerely,

                                   /s/ Samuel H. Ballam, III
                                   Samuel H. Ballam, III




Mutual Fund investing involves risk including loss of principal. The Cooke & Bieler Funds, a portfolio of Advisors' Inner Circle Fund, are distributed by SEI Investments Distribution Co. (SIDC) of Oaks, PA. SIDC is not affiliated with Cooke & Bieler, L.P.

                            The Cooke & Bieler Funds
                                P. O. Box 219009
                           Kansas City, MO 64121-9009
                                 1-800-336-7031
                              www.cooke-bieler.com



June 18, 2004

Dear Valued Shareholder:

You were recently mailed proxy materials for the proposed reorganization of the C&B Portfolios into the Wells Fargo Funds(R) family. If you have not received this important information or if you have any questions, please contact us at
(866) 800-4342.

The Board of Trustees for the C&B Portfolios (the "Portfolios") has unanimously approved this reorganization and recommends that you vote to approve it. Please review the proxy materials and voting instructions carefully, as your vote is important.

Cooke & Bieler, L.P. will remain an independently owned investment advisory firm. If shareholders approve the reorganization, Cooke & Bieler will continue to be responsible for the day-to-day management of the Portfolios under a new sub-advisory agreement with Wells Fargo Funds Management, LLC. There will be no change in the portfolio management style or personnel managing the Portfolios as a result of the reorganization. The proposed reorganization enables us to focus our efforts exclusively on our strength--research and investment management.

Pending shareholder approval of the reorganization, your existing C&B share class will be converted to the D class shares of a corresponding Wells Fargo Fund on or about July 16, 2004. However, based on your current account value, your account will qualify for Institutional class shares of the corresponding Wells Fargo Fund. The Institutional class shares will have a lower expense ratio than the Class D shares. Therefore, Wells Fargo Funds will have your account converted from Class D shares to Institutional class shares immediately after the reorganization. You will receive a prospectus for the new share class shortly after the reorganization is completed.

We are excited about the benefits this proposed reorganization will bring to C&B shareholders. Wells Fargo Funds offers a significantly greater distribution network, which should enhance the viability of the Portfolios through increased sales, enhanced market presence and improved operating efficiencies. The reorganization of the Portfolios will provide you access to a broader lineup of diversified product offerings and investment management capabilities along with increased investor services.

If you do not wish to have your account converted to the Institutional class shares, please notify us in writing at the above address by July 10, 2004. If we do not hear from you, we will instruct Wells Fargo Funds to convert your account accordingly.

We appreciate your confidence in Cooke & Bieler and thank you for your investment in the C&B Portfolios. We look forward to continuing this valued relationship.

                                                      Sincerely,

                                                      /s/ Samuel H. Ballam, III
                                                      Samuel H. Ballam, III


Mutual Fund investing involves risk including loss of principal. The Cooke & Bieler Funds, a portfolio of Advisors' Inner Circle Fund, are distributed by SEI Investments Distribution Co. (SIDC) of Oaks, PA. SIDC is not affiliated with Cooke & Bieler, L.P.

June 18, 2004

Dear Valued Shareholder:

As a shareholder of a C&B Portfolio, you recently were sent a proxy proposal for your C&B Portfolio to reorganize into the Wells Fargo Funds family. We hope that you found the information useful and have considered the materials carefully.

If you have not already voted, we encourage you to do so after reviewing the proxy proposal. The Board of Trustees of the C&B Portfolios has unanimously voted to approve the reorganization of the Portfolios, believes it is in the best interests of shareholders, and unanimously recommends that shareholders vote in favor of the proposal.

With shareholder approval of the reorganization, Cooke & Bieler will remain an independently owned investment advisory firm and provide the day-to-day investment management duties for the Funds. The company, with its "high quality, low risk" approach to investing, has been in the business of making informed investment decisions for its clients for over five decades.

At this time, you are a shareholder of both the C&B Portfolios and Wells Fargo Funds. Both companies have agreed that there is a strong strategic fit between Wells Fargo Funds and Cooke & Bieler. The proposed reorganization will allow Wells Fargo Funds to broaden and deepen its product offerings and investment management capabilities. For over 150 years, Wells Fargo has been dedicated to serving all of the financial needs of its clients through award-winning customer service.

Please refer to the following contact information should you have additional questions:

     . Voting your proxy: Please call 1-866-800-8342 or go to the Web site listed on your proxy ballot.
     . About your C&B account: Please call The Cooke & Bieler Funds at 1-800-336-7031.
     .    About Wells Fargo Funds: Please contact us at 1-800-222-8222.

Thank you for choosing Wells Fargo Funds. We look forward to serving your financial needs for years to come.

Sincerely,

/s/ Matthew Avery

Matthew Avery
Vice President, Customer Service
Wells Fargo Funds Management LLC